PRODUCT WARRANTY PROVISION (Details Narrative) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023
Guarantees and Product Warranties [Abstract]
Provision of product warranty liability, description	As a result, the Company determined that the impacted legacy products sold due to the need to be repaired or replaced before the expiration of the warranty term resulted in provision of product warranty liability totaling $8.5 million (RMB58.7 million) related with this matter from 2018 to 2021.
Product warranty provision	$ 2.0	$ 2.9